                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                      Title                          Date
---------                      -----                          ----

/s/ Charlynn Goins
---------------------------
Charlynn Goins                 Trustee                        March 16, 2006

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                      Title                          Date
---------                      -----                          ----

/s/ Edward J. Hogan
---------------------------
Edward J. Hogan                Trustee                        March 16, 2006

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                      Title                          Date
---------                      -----                          ----

/s/ Terry L. Lierman
---------------------------
Terry L. Lierman               Trustee                        March 16, 2006

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                      Title                          Date
---------                      -----                          ----

/s/ John B. McGuckian
---------------------------
John B. McGuckian              Trustee                        March 16, 2006

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                      Title                          Date
---------                      -----                          ----

/s/ Donald E. Nickelson
---------------------------
Donald E. Nickelson            Trustee                        March 16, 2006

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                      Title                          Date
---------                      -----                          ----

/s/ Richard S. Trutanic
---------------------------
Richard S. Trutanic            Trustee                        March 16, 2006

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                      Title                          Date
---------                      -----                          ----

/s/ Gary E. Wendlandt
---------------------------
Gary E. Wendlandt              Chairman, Chief Executive      March 16, 2006
                               Officer and Trustee

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                      Title                          Date
---------                      -----                          ----

/s/ Christopher O. Blunt
---------------------------
Christopher O. Blunt           President                      March 16, 2006

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison and Jeffrey A. Engelsman, her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                      Title                          Date
---------                      -----                          ----

/s/ Arphiela Arizmendi
---------------------------
Arphiela Arizmendi             Treasurer, and Principal       March 16, 2006
                               Financial and Accounting
                               Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                         Date
---------                           -----                         ----

/s/ Alan R. Latshaw
-------------------
    Alan R. Latshaw                 Trustee                       March 27, 2006